UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      April 30, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

10% Convertible Subordinated Notes Due April 30, 2017

As previously disclosed in Part II., Item 9B., Other Information - 10% Convertible Subordinated Notes Due April 30, 2017 (the “Note Disclosure”), of the Annual Report on Form 10-K of AdCare Health Systems, Inc. (the “Company”) for the year ended December 31, 2014 (the “Form 10-K”), the Company entered into Subscription Agreements on March 31, 2015 with certain accredited investors pursuant to which the Company accepted subscriptions for an aggregate of $8,500,000 in principal amount of the Company’s 10% Convertible Subordinated Notes Due April 30, 2017 (the “2015 Notes”). In connection therewith, the Company issued $1,685,000 in principal amount of 2015 Notes on March 31, 2015, upon receipt of payment therefor.

On April 30, 2015, the Company issued an additional $6,015,000 in principal amount of 2015 Notes in respect of subscriptions accepted on March 31, 2015 and upon receipt of payment therefor. Accepted subscriptions for $800,000 in principal amount of 2015 Notes were not funded by the April 30, 2015 payment deadline, and 2015 Notes will not be issued in respect thereof.

The 2015 Notes bear interest at 10.0% per annum and such interest is payable quarterly in cash in arrears beginning on June 30, 2015. The 2015 Notes mature on April 30, 2017, and are unsecured and subordinated in right of payment to existing and future senior indebtedness of the Company. The 2015 Notes are convertible at the option of the holder into shares of the Company’s common stock at an initial conversion price equal to $4.25 per share, subject to adjustment for certain anti-dilution adjustments as described in the Note Disclosure. The 2015 Notes include terms with respect to redemption, change of control and events of default, as described in the Note Disclosure, which is incorporated herein by this reference.

On April 30, 2015, the investors who were issued the 2015 Notes on such date also became parties to that certain Registration Rights Agreement between the Company and the holders of the 2015 Notes issued on March 31, 2015, pursuant to which the Company has agreed to file, no later than June 29, 2015, a registration statement with the Securities and Exchange Commission to register the resale of the shares of the Company’s common stock issuable upon conversion of the 2015 Notes and to use the Company’s best efforts to cause such registration statement to become effective as soon as practicable after filing.

The 2015 Notes issued on April 30, 2015 were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506(b) of Regulation D promulgated pursuant to Section 4(a)(2) of the Securities Act. The Company based such reliance upon representations made by each investor to the Company regarding lack of general solicitation and such investor’s investment intent, sophistication and status as an “accredited investor,” as defined in Regulation D, among other things.

In connection with the offering of 2015 Notes, the Company paid to Institutional Securities Corporation, the placement agent in the offering, a placement agent fee of $151,000 (calculated based upon payments for the 2015 Notes actually received by the Company from investors identified by the placement agent). Institutional Securities Corporation is affiliated with Doucet Asset Management, LLC, a greater than 5% beneficial owner of the Company’s common stock. See in the Form 10-K: (i) Part III., Item 12., Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters; and (iii) Part III., Item 13., Certain Relationships and Related Transactions and Director Independence

- Related Party Transactions - Doucet Asset Management, LLC, which sections are incorporated herein by this reference.

In the offering, the Company accepted on March 31, 2015 a Subscription Agreement from Park City Capital Offshore Master, Ltd. (“Park City Offshore”), an affiliate of Michael J. Fox, the Lead Director of the Company, for $1,000,000 in principal amount of 2015 Notes and issued a 2015 Note with such principal amount to Park City Offshore on April 30, 2015, upon receipt of payment therefor. See in the Form 10-K: (i) Part III., Item 10., Directors, Executive Officers and Corporate Governance - Arrangements with Directors Regarding Election/Appointment; (ii) Part III., Item 12., Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters; and (iii) Part III., Item 13., Certain Relationships and Related Transactions and Director Independence - Related Party Transactions - Park City Capital, which sections are incorporated herein by this reference.

Loan Modifications

On May 1, 2015, Little Rock HC&R Property Holdings, LLC, a wholly owned subsidiary of the Company (“Private Bank Borrower”), entered into a Fifth Modification Agreement with The PrivateBank and Trust Company (“PrivateBank”), which modified that certain Loan Agreement, dated March 30, 2012, as amended, between the PrivateBank Borrower and PrivateBank. The Fifth Modification, among other things: (i) provides for lender consent to the sublease of the Company’s Little Rock Health & Rehabilitation Center to an affiliate of Aria Health Group, LLC (“Aria”); and (ii) amends the minimum EBITDAR covenant discussed in the Loan Agreement to reflect a new facility operator, Highlands of Little Rock West Markham, LLC.
On May 1, 2015, Benton Property Holdings, LLC, Park Heritage Property Holdings, LLC, and Valley River Property Holdings, LLC, each a wholly owned subsidiary of the Company (collectively, the “Borrower Group”), entered into a Loan Modification Agreement with PrivateBank, which modified that certain Loan Agreement, dated September 1, 2011, as amended, between the Borrower Group and PrivateBank. The Modification, among other things: (i) provides for lender consent to the sublease of the Company’s Heritage Park Nursing Center to an affiliate of Aria; and (ii) amends the minimum EBITDA covenant described in the Loan Agreement to (a) reflect a new facility operator, Highlands of Rogers Dixieland, LLC, and (b) change the minimum EBITDA covenant to a “Minimum EBITDAR/Management Fee” covenant, which modifies minimum EBITDAR to take into account management fees equal to the greater of the operator’s actual management fees for such period or imputed management fees equal to 5% of such operator’s gross income for such period, as determined in accordance with generally accepted accounting principles.
The Company also currently maintains various other secured senior loans with PrivateBank, as well as two working capital lines of credit. See the description of the Company’s arrangements with PrivateBank set forth in the Form 10-K in Part II., Item 8., Financial Statements and Supplementary Data, and Part II., Item 7., Management Discussion and Analysis of Financial Condition and Results of Operations, which description is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Effective April 30, 2015, the following two sublease agreements were terminated:

•
Sublease Agreement, dated as of January 16, 2015, by and among Valley River Property Holdings, LLC, Valley River Nursing, LLC and Highlands of Fort Smith, LLC, with respect to the Company’s sublease of a skilled nursing facility to an affiliate of Aria; and

•
Sublease Agreement, dated as of January 16, 2015, by and among Benton Property Holdings, LLC, Benton Nursing, LLC and Highlands of Bentonville, LLC, with respect to the Company’s sublease of a skilled nursing facility to an affiliate of Aria.

The terminated sublease agreements originally provided for initial lease terms of five years, with renewal options, and annual base rent of $1.2 million in the aggregate, subject to escalation. The terminated sublease agreements were terminated before they became effective and before operations of the applicable facilities were transferred.
The Company and the applicable subsidiary of Aria mutually agreed to terminate the sublease agreements mentioned above, and the Company did not incur any penalties or other fees in connection with such terminations.
Sublease agreements between the Company and affiliates of Aria for eight other facilities became effective on May 1, 2015, as described in Item 2.01 of this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, certain wholly owned subsidiaries of the Company have entered into certain sublease agreements, on varying dates, pursuant to which they would lease certain skilled nursing facilities of the Company to third-party operators. On May 1, 2015, sublease agreements for eight facilities became effective and the operations of the applicable facility under each such sublease agreement were transferred. The eight facilities for which sublease agreements became effective on May 1, 2015 are as follows:

•	Little Rock Health & Rehabilitation Center, a 154-bed skilled nursing facility located in Little Rock, Arkansas.

•	Northridge Health Care, a 140-bed skilled nursing facility located in North Little Rock, Arkansas.

•	Woodland Hills Health & Rehabilitation Center, a 140-bed skilled nursing facility located in Little Rock, Arkansas.

•	Homestead Manor Nursing Home, a 97-bed skilled nursing facility located in Stamps, Arkansas.

•	Stone County Nursing & Rehabilitation Center, a 96-bed skilled nursing facility located in Mountain View, Arkansas.

•	Heritage Park Nursing Center, a 93-bed skilled nursing facility located in Rogers, Arkansas.

•	Abington Place Health & Rehabilitation Center, a 77-bed skilled nursing facility located in Little Rock, Arkansas.

•	Stone County Residential Care Center, a 32-bed assisted living facility located in Mountain View, Arkansas.

The above effective sublease agreements are in addition to certain other sublease agreements which became effective on April 1, 2015. See the Company’s Current Report on Form 8-K filed on April 7, 2015 for a description of these other sublease agreements. On a cumulative basis, the Company has entered into fourteen subleases which are currently effective and under which operations of the applicable facilities have transferred (“Cumulative Subleases”).
Arkansas Leases
As previously reported, on January 16, 2015, ten wholly-owned subsidiaries of the Company (each, an “Aria Sublessor”), entered into separate sublease agreements pursuant to which each Aria Sublessor would lease one of ten skilled nursing facilities located in Arkansas to certain affiliates of Aria (each, an “Aria Sublessee”). On February 27, 2015 and March 31, 2015, the sublease agreements with the Aria Sublessees were amended to extend the commencement date of the subleases to April 1, 2015, and May 1, 2015, respectively.
Eight of the separate sublease agreements with affiliates of Aria commenced on May 1, 2015. The remaining two sublease agreements with affiliates of Aria terminated effective April 30, 2015, as disclosed in Item 1.02 of this Current Report on Form 8-K.
On April 30, 2015, the Company entered into a Lease Inducement Fee Agreement with Aria Health Consulting, LLC, pursuant to which the Company paid to Aria Health Consulting, LLC a fee of $2.0 million as a lease inducement for the Aria Sublessees to enter into the third amendment of the sublease agreements described below and to commence such subleases and transfer operations thereunder.
On April 30, 2015, the eight Aria Sublessors entered into a third amendment with the eight Aria Sublessees, which amended each separate sublease agreement to, among other things: (i) extend the initial sublease term to ten years and (ii) provide that the Aria Sublessees shall, collectively, pay to the Aria Sublessors special rent in the amount of $29,500 per month payable in advance on or before the first day of each month (except for the first special rent payment, which shall be subtracted from the lease inducement fee paid by the Company under the Lease Inducement Fee Agreement).
As a condition to the Aria Sublessees agreement to a commencement date of May 1, 2015, the Company and the Aria Sublessees agreed to assess, in good faith and within thirty (30) days following the commencement date, making a one-time equitable adjustment to base rent equal to the difference between the facilities 2014 professional liability and general liability insurance costs and projected costs for the first lease year of comparable or mutually acceptable insurance as further adjusted by anticipated Medicaid reimbursement rate increases solely from such added costs.
Each sublease agreement is structured as triple net lease wherein each Aria Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. Pursuant to each sublease agreement, the initial lease term is ten years with a five-year renewal option. The annual base rent under all of the sublease agreements in the first year is $5.3 million in the aggregate (exclusive of any equitable adjustment as described above), and the annual base rent under each sublease will escalate at 2% each year through the initial term and 3% per year upon renewal. The sublease agreements are cross-defaulted.
In connection with entering into the sublease agreements, each Aria Sublessor and Aria Sublessee also entered into an operations transfer agreement with respect to the applicable facility, each containing customary terms and conditions.

Item 2.03     Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K under “10% Convertible Subordinated Notes Due April 30, 2017” is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

This Current Report on Form 8-K includes in Item 9.01 pro forma financial statements reflecting the commencement of certain subleases.
On May 5, 2015, the Company issued a press release announcing an update on its strategic transition to a property holding and leasing company. A copy of the press release is attached to this Current Report as Exhibit 99.2
Attached as Exhibit 99.3 and furnished for purposes of Regulation FD is an updated Investor Presentation which may be used from time to time by the Company. In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8‑K (including Exhibit 99.3) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(b)
Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of the Company to give effect to the commencement of eight additional subleases and is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2014

(d)    Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of and for the year ended December 31, 2014

99.2	Press release issued May 5, 2015

99.3	Investor Presentation

99.4	Sublease Agreement, dated as of January 16, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

(Incorporated by reference to Exhibit 10.364 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.5
Sublease Agreement, dated as of January 16, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC (Incorporated by reference to Exhibit 10.372 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.6
Sublease Agreement, dated as of January 16, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC (Incorporated by reference to Exhibit 10.363 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.7
Sublease Agreement, dated as of January 16, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC (Incorporated by reference to Exhibit 10.368 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.8
Sublease Agreement, dated as of January 16, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC (Incorporated by reference to Exhibit 10.365 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.9
Sublease Agreement, dated as of January 16, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC (Incorporated by reference to Exhibit 10.367 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.10
Sublease Agreement, dated as of January 16, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC (Incorporated by reference to Exhibit 10.371 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.11
Sublease Agreement, dated as of January 16, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC (Incorporated by reference to Exhibit 10.370 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.12	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.13	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.14	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.15	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.16	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.17	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.18	First Amendment to Sublease Agreement, dated February 27, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.19	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.20	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.21	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.22	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.23	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.24	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.25	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.26	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.27	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.28	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.29	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.30	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.31	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.32	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.33	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.34	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.35	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.36	Lease Inducement Fee Agreement, dated April 30, 2015 by and between AdCare Health Systems, Inc. and Aria Health Consulting, LLC

99.37	Sublease Termination Agreement, dated April 30, 2015 by and among Vallery River Property Holdings, LLC, Valley River Nursing, LLC, and Highlands of Fort Smith, LLC

99.38	Sublease Termination Agreement, dated April 30, 2015 by and among Benton Property Holdings, LLC, Benton Nursing, LLC, and Highlands of Bentonville, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of and for the year ended December 31, 2014

99.2	Press release issued May 5, 2015

99.3	Investor Presentation

99.4
Sublease Agreement, dated as of January 16, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC (Incorporated by reference to Exhibit 10.364 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.5
Sublease Agreement, dated as of January 16, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC (Incorporated by reference to Exhibit 10.372 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.6
Sublease Agreement, dated as of January 16, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC (Incorporated by reference to Exhibit 10.363 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.7
Sublease Agreement, dated as of January 16, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC (Incorporated by reference to Exhibit 10.368 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.8
Sublease Agreement, dated as of January 16, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC (Incorporated by reference to Exhibit 10.365 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.9
Sublease Agreement, dated as of January 16, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC (Incorporated by reference to Exhibit 10.367 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.10
Sublease Agreement, dated as of January 16, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC (Incorporated by reference to Exhibit 10.371 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.11
Sublease Agreement, dated as of January 16, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC (Incorporated by reference to Exhibit 10.370 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014)

99.12	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.13	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.14	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.15	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.16	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.17	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.18	First Amendment to Sublease Agreement, dated February 27, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.19	First Amendment to Sublease Agreement, dated February 27, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.20	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.21	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.22	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.23	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.24	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.25	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.26	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.27	Second Amendment to Sublease Agreement, dated March 31, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.28	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Little Rock HC&R Property Holdings, LLC, Little Rock HC&R Nursing, LLC and Highlands of Little Rock West Markham, LLC

99.29	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Northridge HC&R Property Holdings, LLC, Northridge HC&R Nursing, LLC and Highlands of North Little Rock John Ashley, LLC

99.30	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Woodland Hills HC Property Holdings, LLC, Woodland Hills HC Nursing, LLC and Highlands of Little Rock Riley, LLC

99.31	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Homestead Property Holdings, LLC, Homestead Nursing, LLC and Highlands of Stamps, LLC

99.32	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Highlands of Mountain View SNF, LLC

99.33	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Park Heritage Property Holdings, LLC, Park Heritage Nursing, LLC and Highlands of Rogers Dixieland, LLC

99.34	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among APH&R Property Holdings, LLC, APH&R Nursing, LLC and Highlands of Little Rock South Cumberland, LLC

99.35	Third Amendment to Sublease Agreement, dated April 30, 2015, by and among Mountain Top Property Holdings, LLC, Mountain Top ALF, LLC and Highlands of Mountain View RCF, LLC

99.36	Lease Inducement Fee Agreement, dated April 30, 2015 by and between AdCare Health Systems, Inc. and Aria Health Consulting, LLC

99.37	Sublease Termination Agreement, dated April 30, 2015 by and among Vallery River Property Holdings, LLC, Valley River Nursing, LLC, and Highlands of Fort Smith, LLC

99.38	Sublease Termination Agreement, dated April 30, 2015 by and among Benton Property Holdings, LLC, Benton Nursing, LLC, and Highlands of Bentonville, LLC.